EXHIBIT 23






                             CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




       As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements, File No. 33-47372, No. 33-62450 and No. 33-65156.






                                                        ARTHUR ANDERSEN LLP




Cleveland, Ohio
March 22, 1995

































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